Cincinnati Bell Fourth Quarter 2013 Results February 20, 2014

2 Today’s Agenda 2 Highlights & Strategic Investments Ted Torbeck, President & Chief Executive Officer Segment Results & Financial Overview Leigh Fox, Chief Financial Officer Question & Answer

3 Safe Harbor 3 This presentation and the documents incorporated by reference herein contain forward-looking statements regarding future events and our future results that are subject to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, are statements that could be deemed forward-looking statements. These statements are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “predicts,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “continues,” “endeavors,” “strives,” “may,” variations of such words and similar expressions are intended to identify such forward-looking statements. In addition, any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances are forward-looking statements. Readers are cautioned these forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties, which could cause our actual results to differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in this release and those discussed in other documents we file with the Securities and Exchange Commission (SEC). More information on potential risks and uncertainties is available in our recent filings with the SEC, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Form 8-K reports. Actual results may differ materially and adversely from those expressed in any forward-looking statements. We undertake no obligation to revise or update any forward-looking statements for any reason.

4 Non GAAP Financial Measures 4 This presentation contains information about adjusted earnings before interest, taxes, depreciation and amortization (Adjusted EBITDA), Adjusted EBITDA margin, net debt and free cash flow. These are non-GAAP financial measures used by Cincinnati Bell management when evaluating results of operations and cash flow. Management believes these measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past and future periods. Non- GAAP financial measures should not be construed as being more important than comparable GAAP measures. Detailed reconciliations of Adjusted EBITDA, net debt and free cash flow (including the Company’s definition of these terms) to comparable GAAP financial measures can be found in the earnings release on our website at www.cincinnatibell.com within the Investor Relations section.

Ted Torbeck President & Chief Executive Officer

6 306 359 219 236 495 448 239 199 2012 2013 80 97 63 57 119 107 56 47 Q4 2012 Q4 2013 Year-to-Date Comparison* 6 Revenue Highlights  Revenues continue to stabilize as growth in strategic revenues mitigates the decline from Wireless and other legacy products  Integration revenues remain vital to sustaining customer relationships and the continued growth of strategic revenue $1,259 $1,242 $318 $308 * Revenue results are presented net of intercompany and exclude the results of CyrusOne ($ in millions) Q4 Comparison*

7 7 Full Year Highlights Achieved full year revenue guidance of $1.2 billion  Strategic revenues totaled $359 million, up 17% year over year  Growth in strategic revenue offset legacy revenue decline by more than 10 percent Strong Adjusted EBITDA of $407 million  In-line with revised guidance range Successful IPO of CyrusOne in January 2013  Retained 69% ownership of economic benefits  Current market value of investment is approximately $1 billion Fioptics revenue exceeds $100 million, up 48 percent over prior year  Record high Fioptics net activations – 19,100 entertainment and 23,100 high-speed internet subscribers  Fioptics now passes 276,000 addresses, approximately 35 percent of Greater Cincinnati

8 69 104 217 189 2012 2013 Strategic Legacy 8 Consumer Market Growth Consumer Revenues*  Fioptics consumer revenue was $94 million for 2013, up 49% from prior year  Fioptics now passes 276K addresses, approximately 35% of Greater Cincinnati  430K addresses able to upgrade internet speeds to 10 meg or more, up from 340K in the prior year  High-speed internet subs totaled 268K, up 9K from prior year ‒ Approximately 39% of consumer subscribers have speeds of 10 meg or more $286 $293 ($ in millions) * Excludes revenue from wireless and integration services

9  Fioptics subscribers increased by 35% compared to 2012 ‒ 74K entertainment subs; 4,500 net activations in the quarter ‒ 80K internet subs; 5,600 net activations in the quarter  Total Fioptics penetration remained strong at 29% despite increased construction  Fioptics consumer monthly ARPU improved to $138, up from $135 in Q4 2012  Entertainment churn was 2.5% for the quarter ‒ Single-family churn was 2.2% for Q4 2013 ‒ Apartment churn was 4.5% for Q4 2013 9 Fioptics Highlights (in thousands) 55 74 57 80 41 53 Q4 2012 Q4 2013 Total Fioptics Subscribers Ent. Subs Internet Subs Voice Subs

10 237 255 278 259 2012 2013 Strategic Legacy 10 Business and Carrier Markets Revenue Strategic and Legacy Revenue*  Strategic revenue increased 8% over prior year ‒ Business revenue totaled $112 million (including $7 million of Fioptics revenue), up 6% ‒ Carrier revenue totaled $32 million, up 17% ‒ Managed & Professional Services totaled $111 million, up 7%  Expanded fiber footprint in 2013 ‒ Lit 100 MTU’s with fiber in 2013; now have 500 MTU’s and 3,200 SFU’s lit with fiber ‒ Built 900 fiber route miles in 2013, fiber network now spanning approximately 5,700 route miles ‒ Provide cell-site backhaul over fiber to 550 towers; currently provide service to more than 70% of the 1,100 towers in our operating territory * Excludes revenue from wireless, hardware sales and other integration services $515 $514 ($ in millions)

Leigh Fox Chief Financial Officer

12 84 80 17 10 4 5 (7) (5) Q4 2012 Q4 2013 182 182 57 47 87 86 (8) (7) Q4 2012 Q4 2013 12 Fourth Quarter Financial Summary (excluding CyrusOne) Revenue* Adjusted EBITDA  Total revenue of $308 million for Q4 2013, down 3% from prior year - Wireline revenue was flat compared to prior year as growth in strategic revenue offset legacy declines - Wireless revenue was down 17% due to continued postpaid subscriber loss  Adjusted EBITDA of $90 million for Q4 2013, down 9% from prior year; primarily due to Wireless revenue declines  Net loss for Q4 2013 totaled $28 million primarily due to a $30 million loss on extinguishment of debt ($ in millions) Wireline Wireless IT Services & Hardware Corporate Eliminations $318 $308 $98 $90 * Revenue results are presented net of intercompany

13 Quarterly Strategic Revenue Growth IT Services & Hardware Wireline - Business Wireline - Consumer 20 23 24 27 30 34 34 35 37 37 26 25 28 29 30 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 ($ in millions) $80 $82 $87 $93 $97 * Revenue results are presented net of intercompany 13

14 $69 $110 $80 Revenue EBITDA Q4 2013 $54 $124 $84 Revenue EBITDA Q4 2012  Strategic revenue growth in Q4 2013 offset decline from legacy products ‒ Revenue from Fioptics for Q4 2013 totaled $29 million, 49% from Q4 2012 ‒ Strategic revenue from business customers totaled $40 million in Q4 2013, up 12% from Q4 2012  Adjusted EBITDA Margin for Q4 2013 remained solid at 44%  Access line loss was 7.5%, slightly improved from the prior year 14 ($ in millions) Wireline Revenue and Adjusted EBITDA * Integration revenue totaled $4 million in Q4 2012 and $3 million in Q4 2013 Integration Revenue* Strategic Legacy $182 $182

15 15 Wireless Revenue & Adjusted EBITDA ($ in millions)  Postpaid revenue decreased by $9 million, or 21% in Q4 2013 from Q4 2012 due to declining subscriber base ‒ Postpaid ARPU was $52.17 in Q4 2013, up 1% from prior year ‒ Churn was 2.6% for Q4 2013, down from 3.2% in Q4 2012  Prepaid revenue decreased by $1 million or 8% in Q4 2013 from Q4 2012 ‒ Prepaid ARPU of $26.11 in Q4 2013 was down 8% from prior year ‒ Churn was 5.9% for Q4 2013, unchanged from Q4 2012  Adjusted EBITDA margin was 21% for Q4 2013, down from 30% in Q4 2012 ‒ Handset subsidies in Q4 2013 were $8 million, up $2 million from Q4 2012 Revenue EBITDA Revenue EBITDA Q4 2012 Q4 2013 $57 $47 $17 $10

16 $32 $54 $5 Revenue EBITDA Q4 2013 $27 $60 $4 Revenue EBITDA Q4 2012 16 IT Services & Hardware Revenue and Adjusted EBITDA ($ in millions)  Revenue of $86 million for Q4 2013, down $1 million or 1% from Q4 2012 ‒ Telecom & IT Equipment revenue of $53 million for Q4 2013 was down 10% from Q4 2012 ‒ Strategic Managed and Professional Services revenue totaled $32 million for Q4 2013, was up 19% from prior year  Adjusted EBITDA totaled $5 million, up $1 million from Q4 2012  Adjusted EBITDA margin was 6%, up from 5% last year Integration Revenue Strategic Revenue $87 $86

17 Leverage Ratio 17 in millions, except for Leverage ratio As of Dec 31, 2013 Net Debt 2,265$ CONE shares owned by CBB 44,476,835 Less: CBB Equity value of CONE shares 993 CONE stock price (Dec 31) 22.33$ Net Debt - As Adjusted 1,272 CBB Equity value of CONE shares 993,167,726$ Adjusted EBITDA - 2013 407$ Leverage - Unadjusted 5.6x Leverage - As Adjusted for CONE investment 3.1x CBB Equity Value of CONE Shares Liquidity Position ($ in millions) Cash and cash equivalents 5$ Capacity under the Corporate credit facility 160 Capacity under the Receivables facility - 165$ Liquidity at December 31, 2013 No debt maturities until 2018, which provides the company with liquidity necessary to meet its strategic and operational plans

18 Free Cash Flow (excluding CyrusOne) 18 ($ in millions) Q4 2013 YTD Adjusted EBITDA 90$ 407$ Interest Payments (62) (180) Capital Expenditures (55) (189) Pension and OPEB Payments (10) (62) Dividends from CyrusOne 7 21 Working Capital and Other (1) (49) Free Cash Flow (31)$ (52)$ Free cash flow results are in-line with management’s expectation and components are consistent with previous communication.

19 2013 Capital Expenditures (excluding CyrusOne) 19  Passed 71,000 customer locations with Fioptics during 2013; suite of services now available to approximately 35% of Greater Cincinnati.  Entertainment installations totaled 40,000, up 33% compared to the prior year.  Fioptics value added services primarily consists of TV Anywhere platform, which allows mobile viewing from different locations  Other strategic investments include the following: ‒ fiber based service order builds, fiber to the tower, metro fiber, cloud services, and managed service builds Q4 2013 YTD Fioptics Construction 11$ 46$ Installation 7 25 Value added 3 8 21$ 79$ Other Strategic 24 44 Maintenance 6 50 Wireless 4 16 55$ 189$ ($ in millions)

20 2014 Guidance 20 2014 Guidance Revenue $ 1.2 billion Adjusted EBITDA $383 million* * Plus or minus 2 percent

21 $416 ($15) ($6) ($8) $383 ($4) FY 2013 EBITDA CyrusOne 2013 EBITDA Wireless EBITDA Decline 2013 Mark-to- Market Gains Other FY 2014 EBITDA 2014 Adjusted EBITDA Guidance  Growth in strategic revenue products has started to stabilize Adjusted EBITDA  Year over year decline in Adjusted EBITDA due primarily to: ‒ Deconsolidation of CyrusOne effective January 24, 2013 ‒ Continued loss of postpaid Wireless subscribers ‒ Favorable mark-to-market adjustments in 2013 ($’s in millions) 21

22 22 Certain 2014 Free Cash Flow Items  Capital expenditures are expected to range between $180 - $190 million  Interest payments of approximately $160 million  Pension and OPEB payments of approximately $50 million  CyrusOne dividends of approximately $35 million  Minimal cash taxes

23 2013 Capital Expenditures and 2014 Forecast (excluding CyrusOne) 23 2013 Low High Fioptics Construction 46$ 42$ 42$ Installation 25 25 27 Value added 8 8 11 79$ 75$ 80$ Strategic Other 44 45 50 Maintenance 50 50 50 Wireless 16 10 10 189$ 180$ 190$ 2014 ($ in millions)

Appendix

CBB Consolidated Results

Cincinnati Bell[SM]

($ in millions, except per share amounts)	Three Months Ended December 31, 2013	Three Months Ended December 31, 2012	Change $	Change %
Revenue	$ 308.4	$ 374.7	$ (66.3)	(18)%
Costs and expenses				
Cost of services and products	164.2	184.8	(20.6)	(11)%
Selling, general and administrative	59.4	69.9	(10.5)	(15)%
Depreciation and amortization	42.0	57.2	(15.2)	(27)%
Restructuring charges	2.9	0.4	2.5	n/m
Gain on sale or disposal of assets	(0.2)	(1.0)	0.8	80%
Asset impairments	-	0.9	(0.9)	n/m
Transaction costs	-	4.6	(4.6)	n/m
Operating income	40.1	57.9	(17.8)	(31)%
Interest expense	42.0	55.6	(13.6)	(24)%
Loss on extinguishment of debt	29.6	13.6	16.0	n/m
Loss from CyrusOne equity method investment	2.6	-	2.6	n/m
Other expense, net	0.1	0.1	-	0%
Loss before income taxes	(34.2)	(11.4)	(22.8)	n/m
Income tax benefit	(6.1)	(1.6)	(4.5)	n/m
Net loss	(28.1)	(9.8)	(18.3)	n/m
Preferred stock dividends	2.6	2.6	-	0%
Net loss applicable to common shareowners	$ (30.7)	$ (12.4)	$ (18.3)	n/m
Basic and diluted loss per common share	$ (0.15)	$ (0.06)		

* Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

25

CBB Consolidated Results

Cincinnati Bell[SM]

($ in millions, except per share amounts)	Twelve Months Ended December 31, 2013	2012	Change $	%
Revenue	$ 1,256.9	$ 1,473.9	$ (217.0)	(15)%
Costs and expenses				
Cost of services and products	643.0	694.6	(51.6)	(7)%
Selling, general and administrative	220.8	269.5	(48.7)	(18)%
Depreciation and amortization	169.6	217.4	(47.8)	(22)%
Restructuring charges	13.7	3.4	10.3	n/m
Transaction-related compensation	42.6	-	42.6	n/m
Curtailment gain	(0.6)	-	(0.6)	n/m
Loss (gain) on sale or disposal of assets	2.4	(1.6)	4.0	n/m
Asset impairments	-	14.2	(14.2)	n/m
Transaction costs	1.6	6.3	(4.7)	(75)%
Operating income	163.8	270.1	(106.3)	(39)%
Interest expense	182.0	218.9	(36.9)	(17)%
Loss on extinguishment of debt	29.6	13.6	16.0	n/m
Loss from CyrusOne equity method investment	10.7	-	10.7	n/m
Other (income) expense, net	(1.3)	1.7	(3.0)	n/m
(Loss) income before income taxes	(57.2)	35.9	(93.1)	n/m
Income tax (benefit) expense	(2.5)	24.7	(27.2)	n/m
Net (loss) income	(54.7)	11.2	(65.9)	n/m
Preferred stock dividends	10.4	10.4	-	0%
Net (loss) income applicable to common shareowners	$ (65.1)	$ 0.8	$ (65.9)	n/m
Basic and diluted (loss) earnings per common share	$ (0.32)	$ 0.00		

* Results for 2013 only include CyrusOne's results through January 23, 2013. Effective January 24, 2013, the date of completion of CyrusOne's IPO, the Company owns 69% of CyrusOne as an equity method investment, and therefore does not consolidate the CyrusOne results of operations in the total company or segment results.

26

27 Revenue Classifications 27 Voice STRATEGIC LEGACY INTEGRATION Fioptics Voice Switched Access Digital Trunking Data Fioptics Internet DWDM DSL (> 10 meg) Metro-Ethernet Dedicated Internet DSL (< 10 meg) Dial up Internet TDM DSO, DS1, DS3 Long Distance/ VoIP VoIP Private Line MPLS Audio Conferencing Managed/ Professional Services Managed Services - Monitoring/Management - Data Storage - Data Security - Virtual Data Center Professional Services - Staff Augmentation - IT Consulting Telecom & IT Equipment Hardware Installation Maintenance Maintenance Information Services Long Distance Entertainment Fioptics Video

28 28 Revenue – MD&A Q4 2013 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 4.8$ -$ -$ Entertainment 15.8 - - Data 33.7 - - Long distance and VoIP 13.3 - - Other 1.6 - - Managed & Professional Services - 31.5 - Hardware - - - Total Strategic 69.2 31.5 - 100.7 (3.4) 97.3 Legacy Voice - local service 48.3$ -$ -$ Entertainment - - - Data 47.2 - - Long distance and VoIP 12.7 - - Other 1.9 - - Managed & Professional Services - - - Hardware - - - Total Legacy 110.1 - - 110.1 (2.7) 107.4 Integration Voice - local service 1.6$ -$ -$ Entertainment - - - Data - - - Long distance and VoIP 0.7 - - Other 0.5 - - Managed & Professional Services - 1.2 - Hardware - 53.4 - Total Integration 2.8 54.6 - 57.4 (0.5) 56.9 Wireless - - 47.4 47.4 (0.6) 46.8 Total Revenue 182.1$ 86.1$ 47.4$ 315.6$ (7.2)$ 308.4$ Eliminations 4.0 2.6 0.6 7.2 178.1$ 83.5$ 46.8$ 308.4$ Q4 2013 ($ in millions)

29 29 Revenue – MD&A Q4 2012 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 3.8$ -$ -$ Entertainment 9.8 - - Data 26.2 - - Long distance and VoIP 12.7 - - Other 1.7 - - Managed & Professional Services - 26.5 - Hardware - - - Total Strategic 54.2 26.5 - 80.7 (1.5) 79.2 Legacy Voice - local service 56.1$ -$ -$ Entertainment - - - Data 51.3 - - Long distance and VoIP 13.8 - - Other 2.3 - - Managed & Professional Services - - - Hardware - - - Total Legacy 123.5 - - 123.5 (4.3) 119.2 Integration Voice - local service 1.8$ -$ -$ Entertainment - - - Data - - - Long distance and VoIP 1.3 - - Other 1.3 - - Managed & Professional Services - 0.8 - Hardware - 59.6 - Total Integration 4.4 60.4 - 64.8 (1.0) 63.8 Wireless - - 56.8 56.8 (0.6) 56.2 Total Revenue 182.1$ 86.9$ 56.8$ 325.8$ (7.4)$ 318.4$ Eliminations 4.6 2.2 0.6 7.4 177.5$ 84.7$ 56.2$ 318.4$ Q4 2012 ($ in millions)

30 30 Revenue – MD&A YTD Q4 2013 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 17.9$ -$ -$ Entertainment 54.8 - - Data 122.1 - - Long distance and VoIP 51.1 - - Other 6.7 - - Managed & Professional Services - 118.1 - Hardware - - - Total Strategic 252.6 118.1 - 370.7 (12.1) 358.6 Legacy Voice - local service 204.2$ -$ -$ Entertainment - - - Data 195.7 - - Long distance and VoIP 52.1 - - Other 7.5 - - Managed & Professional Services - - - Hardware - - - Total Legacy 459.5 - - 459.5 (11.7) 447.8 Integration Voice - local service 7.0$ -$ -$ Entertainment 0.4 - - Data - - - Long distance and VoIP 4.0 - - Other 1.3 - - Managed & Professional Services - 3.4 - Hardware - 222.6 - Total Integration 12.7 226.0 - 238.7 (2.6) 236.1 Wireless - - 201.5 201.5 (2.3) 199.2 Total Revenue 724.8$ 344.1$ 201.5$ 1,270.4$ (28.7)$ 1,241.7$ Eliminations 16.8 9.6 2.3 28.7 708.0$ 334.5$ 199.2$ 1,241.7$ YTD Q4 2013 ($ in millions)

31 31 Revenue – MD&A YTD Q4 2012 Strategic, Legacy and Integration Wireline IT S&H Wireless Total Eliminations Total Strategic Voice - local service 13.6$ -$ -$ Entertainment 34.8 - - Data 98.8 - - Long distance and VoIP 51.6 - - Other 7.0 - - Managed & Professional Services - 109.0 - Hardware - - - Total Strategic 205.8 109.0 - 314.8 (9.2) 305.6 Legacy Voice - local service 234.1$ -$ -$ Entertainment - - - Data 208.1 - - Long distance and VoIP 57.1 - - Other 9.8 - - Managed & Professional Services - - - Hardware - - - Total Legacy 509.1 - - 509.1 (14.4) 494.7 Integration Voice - local service 7.7$ -$ -$ Entertainment 0.6 - - Data - - - Long distance and VoIP 5.2 - - Other 2.1 - - Managed & Professional Services - 2.1 - Hardware - 204.6 - Total Integration 15.6 206.7 - 222.3 (3.1) 219.2 Wireless - - 241.8 241.8 (2.3) 239.5 Total Revenue 730.5$ 315.7$ 241.8$ 1,288.0$ (29.0)$ 1,259.0$ Eliminations 19.1 7.6 2.3 29.0 711.4$ 308.1$ 239.5$ 1,259.0$ YTD Q4 2012 ($ in millions)